Exhibit 99.2

NEWS BRIEF

FOR IMMEDIATE RELEASE

Contacts:    Investors                                 News Media
             Peter Kilbinger Hansen, President         John Henderson
             Trinitech Systems, Inc.                   Rubenstein Associates
             Tel:  (203) 425-8000                      Tel:  (212) 843-8054

INTERNATIONAL BANKS AND BROKERAGE FIRMS TO START NEW ALTERNATIVE
TRADING SYSTEM (ATS) TOGETHER WITH NYFIX, THE INDUSTRY'S FASTEST
GROWING NETWORK FOR ELECTRONIC TRADING
                                    ---------
                              NYFIX, INC. ANNOUNCES
          NYFIX MILLENNIUM L.L.C., A HYBRID INTEGRATED "ATS," EXCHANGE
          ACCESS AND INTELLIGENT "BEST EXECUTION" ORDER ROUTING COMPANY
                                    ---------

STAMFORD, CT, October 27, 1999: NYFIX, Inc. (AMEX: NYF, formerly Trinitech Systems, Inc. AMEX: TSI) today, after an extended planning period, announced the formation of a limited liability company together with an international group of six of the world's leading banks and brokerage firms to start an Alternative Trading System (ATS), leveraging NYFIX, what the Company believes to be the financial industry's fastest growing network for electronic order routing.

The new ATS, NYFIX Millennium L.L.C., is funded by NYFIX, Inc., Deutsche Bank, ING Barings, Lehman Brothers, Morgan Stanley Dean Witter, Sanford C. Bernstein & Co., Inc. and Warburg Dillon Read with one additional partner expected to join shortly. In addition to providing NYFIX Millennium with working capital, consortium members will be collaborating with NYFIX on strategic issues, including formulating the ATS's order-handling capabilities.

"As market participants and regulators are commencing discussions on the need for the unification of the ECN and National Markets due to rapidly developing fragmentation, we have been intensively working on a Hybrid Market System to address this issue for some time," commented Peter Kilbinger Hansen, NYFIX's President and Chief Executive Officer.

"Today's equity market structure is comprised of an increasing number of separate liquidity pools. The time-sensitive nature of order-entry and the reality that each liquidity pool must be accessed independently forces brokers to route an order to one destination, when in fact sometimes the 'best available execution' can be found elsewhere. The issue of fragmentation is still evolving and the industry's focus on what is the principal dilemma facing a unified market will continue to shift. While profit motives and politics pose serious obstacles, the more critical issue is the technological reality of creating a true unified market. Regulators have recently highlighted their resolve to have ECNs display their best priced orders in the 'public quote stream.' On the surface, this seems like an answer, but it won't solve the 'best execution' problem and may even frustrate it. Displaying information is one thing, the ability to 'interact with it' is a completely different and much more technologically complex matter. We believe NYFIX Millennium's intelligent order routing functions address this problem," added Mr. Hansen.

"Not only are we dealing with very different technology platforms, but most of the ECNs and the primary market also differ in their execution 'concepts,' ranging from 'time-delayed matching cycles of anonymous limit orders to regular market orders," Mr. Hansen said.

NYFIX Millennium is an "Integrated ATS, Exchange Access and Intelligent 'Best Execution' Order- Routing System." The Company is integrating some very unique ATS (ECN) execution capabilities into the NYFIX order-routing network enabling Millennium to be the first ATS (ECN) to provide real-time integration with the underlying liquidity of the traditional primary markets.

In addition, statistical data and intelligence have been added to the NYFIX Network to automatically optimize on "Best-Execution" order delivery within the National Market System and Third Markets. "While of interest to institutional brokerage customers, we believe this function will be particularly valuable to traditional retail and online brokers seeking an easy, instant way to 'deliver' and 'document' that they have provided their customers with instant 'Best-Execution," said Dean Stamos, President of NYFIX Millennium.

"NYFIX currently has circuits into other ECNs and will offer inter-linkage where there is an acceptance of our 'Best-Execution' model, incorporating the National Market System. Our policy is to provide the customer with the 'Best Execution' available, which means the National Market System takes the order if that is where it belongs," added Mr. Stamos.

"In summary, with NYFIX Millennium we are leveraging our technological leadership in advanced electronic order-routing infrastructure to contribute to the achievement of a unified National Market System (NMS). We are committed to continuing to provide leading technology supporting improved efficiency of the established market, today and in the future. The addition of our Broker/Dealer ATS and Intelligent Order-Routing component will further enhance market liquidity and help smooth out market inefficiencies," stated Mr. Hansen.

The Company is introducing NYFIX Millennium at the two year anniversary of the launch of NYFIX. During this period, NYFIX has deployed more than 400 secure, high-speed frame-relay intranet circuits with 800 back-up routes, connecting the industry for trade communication through the FIX Protocol. Volumes have quickly reached 100-200 million shares a day and the Company sees that number continuing to expand rapidly.

The Company also announced plans to proceed with the rollout of its EuroFIX Data-Centers and Network. "The expansion of our NYFIX network and data center model to the European marketplace will significantly widen the scope of our connectivity options, enabling our customers to communicate trade data on a global scale. We are planning to leverage our technology to provide international links as part of a broad global strategy," said Mr. Hansen. "The ability to supply global

FIX connectivity and exchange access is a distinct advantage, enabling us to broaden our strategy and possibly offer NYFIX Millennium on an international scale in the future," Mr. Hansen added. NYFIX, Inc. (AMEX: NYF, formerly Trinitech Systems, Inc. AMEX: TSI) develops and markets advanced electronic trading systems to brokerage firms, international banks and global exchanges trading in equities, futures & options, and currencies. The Company's NYFIX Network, a combined FIX and Exchange Access Network, enables users to electronically communicate trade data among the buy-side, sell-side, and exchange floor environments. NYFIX is the financial community's fastest-growing intranet, with more than 400 high-speed intranet circuits and 800 alternative routes, NYFIX processes more than 100 million shares of equity order flow on a daily basis. The Company's goal is to become the leading provider of real-time electronic trade entry and routing systems to the global financial services industry. NYFIX is headquartered in Stamford, Connecticut and maintains operations in New York, Chicago and London.

NYFIX Millennium L.L.C., a subsidiary of NYFIX, Inc. (AMEX: NYF, formerly Trinitech Systems, Inc. AMEX: TSI) is registering as a Broker/Dealer and plans to operate in compliance with Regulation ATS. NYFIX Millennium is an "Integrated ATS, Exchange Access and Intelligent 'Best Execution' Order-Routing System" designed to provide the financial community with "Best- Execution." NYFIX Millennium is built upon NYFIX's proprietary "Super FIX Engine" technology and existing NYFIX network infrastructure. NYFIX Millennium is a Hybrid Market
System leveraging new regulation and technology with the power of the traditional markets.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE SAFE HARBORS CREATED THEREBY. INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTY, INCLUDING WITHOUT LIMITATION, THE ABILITY OF THE COMPANY TO MARKET AND DEVELOP ITS PRODUCTS. ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THE ASSUMPTIONS COULD BE INACCURATE, AND THEREFORE, THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.